KOBRICK CAPITAL FUND
                          KOBRICK EMERGING GROWTH FUND
                               KOBRICK GROWTH FUND

   Supplement dated June 29, 2001 to the Prospectus for Classes A, B and C and
         the Prospectus for Classes A and Y, each dated February 1, 2001 as supplemented May 1, 2001


Kobrick Funds LLC has decided to cease its operations as a registered investment adviser. In response to this decision the Board of Trustees (the "Board") of the CDC Kobrick Investment Trust (the "Trust") met on June 28, 2001 and approved:
(1) the termination of the current advisory agreements with Kobrick Funds LLC and (2) separate interim investment advisory agreements with RS Investment Management, L.P. ("RS Investment Management") and Vaughan, Nelson, Scarborough and McCullough, L.P. ("VNSM") for the Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively, and separate interim investment advisory agreements with RS Investment Management and VNSM for Kobrick Capital Fund ("Interim Agreements"). The Interim Agreements are effective July 1, 2001 and will continue in effect for not more than 150 days. The advisory fee rates payable to RS Investment Management and VNSM under the Interim Agreements are identical to those previously paid to Kobrick Funds LLC. In addition, the total expense ratio cap of each fund remains in place.

Management expects to recommend to the Board in August that the Kobrick Funds be reorganized and merged into similar CDC Nvest Funds. Management's recommendation is expected to reflect a reorganization of Kobrick Growth Fund into a newly formed CDC Nvest Large Cap Growth Fund and a merger of Kobrick Capital Fund and Kobrick Emerging Growth Fund into a newly formed CDC Nvest Star Growth Fund. Registration statement filings to form the new CDC Nvest Funds are planned for August. The reorganization and merger recommendations are subject to Board and shareholder approval as well as various regulatory requirements.

Prospectus Changes

Kobrick Capital Fund

In the section entitled "Goals, Strategies and Risks," all references to Kobrick Funds LLC are replaced with references to RS Investment Management, L.P. ("RS Investment Management") and Vaughan, Nelson, Scarborough and McCullough, L.P. ("VNSM").

In the sub-section entitled "Principal Investment Strategies," the following text replaces the description of the investment strategies employed by Kobrick Funds LLC.

The Kobrick Capital Fund utilizes a multi-manager approach to equity investing, which combines the varied styles of two advisers in selecting securities for the Fund.

RS Investment Management

The component of the Kobrick Capital Fund managed by RS Investment Management pursues the Fund's objective by selecting securities based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one to three year time horizon. The catalysts that spur growth in these small companies may consist of: a new product launch, a new management team, expansion into new markets, and realization of undervalued assets.

In making investment decisions, RS Investment Management generally begins with a broad universe of companies, which it believes possess the prospect for superior long-term growth. It identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a

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company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital. Next, RS Investment Management evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash. RS Investment Management will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investment Management make a decision to buy a particular stock. RS Investment Management considers selling or initiating the sell process when: (i) a stock has reached the price objective set by RS Investment Management; (ii) a stock declines 15% from the original purchase price. (If this occurs, RS Investment Management will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains); (iii) negative fundamental changes occur relating to management, product definition or economic environment; and (iv) opportunities that are more attractive are identified.

VNSM

The component of the Kobrick Capital Fund managed by VNSM uses a large cap growth style that consists of traditional growth stock disciplines. Starting from a universe of more than 5,000 companies, VNSM focuses on companies with a minimum of $1 billion market capitalization, screens for strong earnings and revenue growth over rolling 5-year periods and then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio. VNSM targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

Kobrick Emerging Growth Fund

In the section entitled "Goals, Strategies and Risks," all references to Kobrick Funds LLC are replaced with references to RS Investment Management, L.P. All references to the Adviser are replaced with references to RS Investment Management.

In the sub-section entitled "Principal Investment Strategies," the following text replaces the description of the investment strategies employed by Kobrick Funds LLC.

RS Investment Management pursues the Fund's objective by selecting securities based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one to three year time horizon. The catalysts that spur growth in these small companies may consist of: a new product launch, a new management team, expansion into new markets, and realization of undervalued assets.

In making investment decisions, RS Investment Management generally begins with a broad universe of companies, which it believes possess the prospect for superior long-term growth. It identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital. Next, RS Investment Management evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash. RS Investment Management will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investment Management make a decision to buy a particular stock. RS Investment Management considers selling or initiating the sell process when: (i) a stock has reached the price objective set by RS Investment Management; (ii) a stock declines 15% from the original purchase price. (If this occurs, RS Investment Management will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains); (iii) negative fundamental changes occur relating to management, product definition or economic environment; and (iv) opportunities that are more attractive are identified.

Kobrick Growth Fund

In the section entitled "Goals, Strategies and Risks," all references to Kobrick Funds LLC are replaced with references to Vaughan, Nelson, Scarborough & McCullough, L.P. All references to the Adviser are replaced with references to VNSM.

In the sub-section entitled "Principal Investment Strategies," the following text replaces the description of the investment strategies employed by Kobrick Funds LLC.

The VNSM large cap growth style consists of traditional growth stock disciplines. Starting from a universe of more than 5,000 companies, VNSM focuses on companies with a minimum of $1 billion market capitalization, screens for strong earnings and revenue growth over rolling 5-year periods and then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio. VNSM targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

In the section entitled "Meet the Funds' Investment Adviser," the following text replaces the information for Kobrick Funds LLC, the previous adviser of the Funds.

RS Investment Management, located at 388 Market Street, San Francisco, California 94111, serves as the interim investment adviser to Kobrick Emerging Growth Fund and a component of Kobrick Capital Fund. RS Investment Management was founded in 1981 as part of Roberson, Stephens & Company. It is privately held, employee owned and specializes in small and mid cap investing. As of May 31, 2001, RS Investment Management had $7.9 billion in assets under management and 16 investment and research professionals.

Vaughan, Nelson, Scarborough & McCullough, located at 6300 Chase Tower, Houston, Texas 77002, serves as the interim investment adviser to the Kobrick Growth Fund and a component of Kobrick Capital Fund. VNSM is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of May 31, 2001, VNSM had $4.5 billion in assets under management and 11 investment professionals.

In the section entitled "Meet the Funds' Portfolio Managers," the following text replaces the information for Frederick R. Kobrick, the previous portfolio manager for each of the Funds.

John L. Wallace

John L. Wallace has co-managed the Kobrick Emerging Growth Fund and RS Investment Management's component of the Kobrick Capital Fund since July 2001. He also serves as portfolio manager to a segment of CDC Nvest Star Small Cap Fund, and to the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Vice President of RS Investment Management, joined the firm in 1995. Prior to joining RS Investment Management, Mr. Wallace managed over $4 billion in assets at Oppenheimer as portfolio manager of Main Street Income & Growth Fund and Total Return Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University. He has 15 years of investment experience.

John H. Seabern

John H. Seabern has co-managed the Kobrick Emerging Growth Fund and RS Investment Management's component of the Kobrick Capital Fund since July 2001. He is also co-manager of a segment of CDC Nvest Star Small Cap Fund and to the RS Diversified Growth Fund. Mr. Seabern, Vice President of RS Investment Management, joined the firm in 1993. Prior to joining RS Investment Management, he served as a performance analyst at Duncan-Hurst Capital Management. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and has 10 years of investment management experience.

Brian A. Grove

Brian A. Grove has co-managed the Kobrick Growth Fund and VNSM's component of the Kobrick Capital Fund since July 2001. Mr. Grove, Principal of VNSM, joined the firm the 1997. Prior to joining VNSM, he was Vice President of Daniel Breen & Co., L.P. and a senior Portfolio Manager for


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Transamerica Asset Management. Mr. Grove holds a B.A. and M.B.A. from Vanderbilt
University, a J.D. from the University of Houston and is a member of the Texas Bar. He is a Chartered Financial Analyst and has 17 years of investment management experience.

William R. Berger

William R. Berger has co-managed the Kobrick Growth Fund and VNSM's component of the Kobrick Capital Fund since July 2001. Mr. Berger, Principal of VNSM, joined the firm in 1998. Prior to joining VNSM, he was Vice President and Portfolio Manager at Securities Management from 1993 through 1998 and Research and Portfolio Manager at Trinity Investment Management Corp. from 1989 through 1993. Mr. Berger holds a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He is a Chartered Financial Analyst and a Certified Public Accountant with 13 years of investment management experience.

Christopher T. McMillin

Christopher (Toby) McMillin has co-managed the Kobrick Growth Fund and VNSM's component of the Kobrick Capital Fund since July 2001. Mr. McMillin, an investment research analyst for VNSM, joined the firm in 2000. Prior to joining VNSM, he was a Portfolio Manager/ Research Analyst for Roger H. Jenswold & Company from 1997 through 2000 and a management consultant for PricewaterhouseCoopers from 1995 through 1997. Mr. McMillin holds a B.A. from the University of Texas. He has 3 years of investment management experience.





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